UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 27, 2018

IMPAX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

30831 Huntwood Avenue, Hayward, CA		94544
(Address of principal executive offices)		(Zip Code)

(510) 240-6000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07     Submission of Matters to a Vote of Security Holders.
Impax Laboratories, Inc. (the “Company”) held a special meeting of Impax stockholders (the “Special Meeting”) on March 27, 2018. On February 9, 2018, the record date for stockholders entitled to notice of, and to vote at, the Special Meeting, 74,051,651 common shares of the Company were issued and outstanding. The holders of 52,408,039 common shares of the Company were present at the Special Meeting, either in person or represented by proxy, constituting a quorum.
The certified results of the matters voted upon at the Special Meeting, which are more fully described in the Company’s definitive proxy statement, filed with the United States Securities and Exchange Commission (the “SEC”) on February 12, 2018, are as follows:
Proposal 1. Approval of the Business Combination Agreement
Approval of the Business Combination Agreement (the “BCA”), dated as of October 17, 2017, among the Company, Amneal Pharmaceuticals LLC (“Amneal”), Atlas Holdings, Inc., a direct wholly owned subsidiary of the company (“Holdco”) and K2 Merger Sub Corporation, a direct wholly owned subsidiary of Holdco (“Merger Sub”), as amended on November 21, 2017 and December 16, 2017, and the transactions contemplated thereby (the “Combination”), which we refer to as the combination proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,784,827	96,770	526,441	0

The combination proposal was approved.
Proposal 2. Advisory Vote on Executive Compensation
Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the named executive officers of the Company relating to the Combination as contemplated by the BCA, which we refer to as the compensation proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,489,803	1,171,722	746,514	0

The compensation proposal was approved on an advisory (non-binding) basis.
Proposal 3. Atlas Holdings, Inc. 2018 Incentive Award Plan
Approval and adoption of the Atlas Holdings, Inc. 2018 Incentive Award Plan, which we refer to as the 2018 plan proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,418,402	1,849,001	140,635	0

The 2018 plan proposal was approved.

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Proposal 4. Adjournment
Approval to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the BCA, to prevent a violation of applicable law, or to provide stockholders any supplement or amendment to the definitive proxy statement filed with the SEC on February 12, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,168,450	2,504,408	735,181	0

The adjournment proposal was approved.

Item 8.01     Other Events.

On March 27, 2018, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated March 27, 2018

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2018		IMPAX LABORATORIES, INC.
	By:	/s/ Bryan M. Reasons
	Name:	Bryan M. Reasons
	Title:	Senior Vice President, Finance and Chief Financial Officer

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